UNITED STATES
		       SECURITIES AND EXCHANGE COMMISSION
			     Washington D. C. 20549

				    Form 8-K

		Current Report Pursuant to Section 13 or 15(d) of
		       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  November 25, 1998

		     MORTGAGE LENDERS HOME EQUITY LOAN TRUST
		 Asset Backed Certificates, Series 1998-2 Trust


New York (governing law of          333-27355      PENDING
Pooling and Servicing Agreement)    (Commission    IRS EIN
(State or other                     File Number)
jurisdiction


	c/o Norwest Bank Minnesota, N.A.
	11000 Broken Land Parkway                            21044
	Columbia, MD                                        (Zip Code)
	(Address of principal executive offices)


	 Registrant's telephone number, including area code:  (410) 884-2000



	  Former name or former address, if changed since last report)


ITEM 5.  Other Events

On November 25, 1998 a distribution was made to holders of MORTGAGE LENDERS HOME EQUITY LOAN TRUST, Asset Backed Certificates, Series 1998-2 Trust.



  ITEM 7.  Financial Statements and Exhibits

	(c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

	     Exhibit Number                      Description
				 Monthly report distributed to holders of
	     EX-99.1 Asset Backed Certificates, Series 1998-2 Trust, relating to the November 25, 1998 distribution.






Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



		      MORTGAGE LENDERS HOME EQUITY LOAN TRUST
		  Asset Backed Certificates, Series 1998-2 Trust

	      By:   Norwest Bank Minnesota, N.A., as Manager
	      By:   /s/ Sherri J. Sharps, Vice president
	      By:   Sherri J. Sharps, Vice president
	      Date: 12/01/1998


				INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Asset Backed Certificates, Series 1998-2 Trust, relating to the November 25, 1998 distribution.